Exhibit 10.1.3

Date 29th June 2018

OLYMPIA II NAVIGATION LIMITED

SUI AN NAVIGATION LIMITED

PINGEL NAVIGATION LIMITED

EBBA NAVIGATION LIMITED

and

CLAN NAVIGATION LIMITED

as Borrowers

and

ABN AMRO BANK N.V.

as a Lender

and

ABN AMRO BANK N.V.

as Lead Arranger, Agent and Security Trustee

SUPPLEMENTAL AGREEMENT

in relation to a Facility Agreement

dated as of 30 May 2008

as amended and supplemented by

an Amending and Restating Deed dated 9 June 2010,

and by supplemental agreements dated 20 May 2013,

13 March 2014, 30 June 2017, 27 July 2017 and 01 December 2017

INCE & CO

PIRAEUS

Index

Clause		Page No
1	INTERPRETATION	3

2	AGREEMENT OF THE CREDITOR PARTIES	4

3	CONDITIONS PRECEDENT	4

4	REPRESENTATIONS AND WARRANTIES	6

5	AMENDMENTS TO FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS	6

6	FURTHER ASSURANCES	9

7	FEES AND EXPENSES	11

8	NOTICES	11

9	SUPPLEMENTAL	11

10	LAW AND JURISDICTION	11

THIS SUPPLEMENTAL AGREEMENT is made on 29th June 2018

BETWEEN

(1)	OLYMPIA II NAVIGATION LIMITED, SUI AN NAVIGATION LIMITED, PINGEL NAVIGATION LIMITED, EBBA NAVIGATION LIMITED and CLAN NAVIGATION LIMITED, as joint and several Borrowers;

(2)	ABN AMRO BANK N.V. as Lenders; and

(3)	ABN AMRO BANK N.V. as Agent, Security Trustee and Lead Arranger.

BACKGROUND

(A)	By a facility agreement dated 30 May 2008 (the “Original Agreement” as amended and supplemented by an Amending and Restating Deed dated 9 June 2010, and by supplemental agreements dated 20 May 2013, 13 March 2014, 30 June 2017, 27 July 2017 and 01 December 2017 together, the “Facility Agreement”) and made between the parties hereto the Lenders have made available to the Borrowers a loan, of which USD25,000,000 is outstanding at the date hereof.

(B)	The Borrowers have requested the Creditor Parties to (i) release and discharge each of the New Guarantor C, New Guarantor D, New Guarantor E, New Guarantor G, Collateral Guarantor A and Collateral Guarantor B (together, the “Released Parties” and each, a “Released Party”) from all their obligations under the Finance Documents to which each is a party, (ii) release and discharge each Collateral Mortgage granted by the Collateral Guarantor A and the Collateral Guarantor B over Ship F and Ship G respectively and release and discharge the relevant New Mortgage granted by each of the New Guarantor C, New Guarantor D, New Guarantor E and New Guarantor G over Ship J, Ship K, Ship L and Ship N respectively, (iii) release to the Released Parties all their rights, title and interest in and to all the property charged or assigned in favour of the Security Trustee under any of the Finance Documents and further agree to (iv) an increase of the Margin and (v) change the repayment schedule and repayment dates contained in clauses 8.1 and 8.2 of the Facility Agreement respectively.

(C)	This Supplemental Agreement sets out the terms and conditions on which the Creditor Parties agree to consent to the matters referred to at (B) above.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Facility Agreement and the other Finance Documents shall have the same meanings when used in this Supplemental Agreement unless the context otherwise requires.

1.2	Definitions. In this Supplemental Agreement, unless the contrary intention appears:

“Effective Date” means the date on which the Agent issues the Effective Date Notice;

“Effective Date Notice” means the written confirmation from the Agent to the Borrowers that the Agent has received the documents and evidence specified in clause 3.1 in form and substance satisfactory to it in the form of Appendix 1 to this Supplemental Agreement;

“Facility Agreement” means the Facility Agreement referred to in Recital (A);

“Mortgage Addendum” means in relation to each Ship (other than Ship F, Ship G, Ship J, Ship K, Ship L and Ship N) an addendum to the first preferred mortgage granted by the relevant Borrower and an addendum to the second preferred mortgage granted by the relevant New Guarantor, each in favour of the Security Trustee, to be granted by the relevant Borrower or New Guarantor (as applicable) in favour of the Security Trustee in the Agreed Form and “Mortgage Addenda” means all of them collectively;

“Obligors” means together the Borrowers, the New Guarantors (other than the New Guarantor C, the New Guarantor D, the New Guarantor E and the New Guarantor G), the Shareholder, the Corporate Guarantor and the Approved Manager and “Obligor” means any one of them;

“Rickmers” means Rickmers Ship Management (Singapore) Pte. Ltd.; and

“Supplemental Security Documents” means together this Supplemental Agreement and the Mortgage Addenda and “Supplemental Security Document” means any one of them.

1.3	Application of construction and Interpretation provisions of Facility Agreement. Clauses 1.3 to 1.7 (inclusive) of the Facility Agreement apply, with any necessary modifications, to this Supplemental Agreement.

2	AGREEMENT OF THE CREDITOR PARTIES

2.1	Creditor Parties’ consent. The Creditor Parties hereby agree to amend the Facility Agreement on condition that:

2.1.1	the Agent, or its authorised representative, has received the documents and evidence specified in Clause 3.1 in form and substance satisfactory to the Agent; and

2.1.2	the representations and warranties contained in clause 4 are then true and correct as if each was made with respect to the facts and circumstances existing at such time.

3	CONDITIONS PRECEDENT

3.1	Conditions precedent. The conditions referred to in Clause 2.1.1 are that the Agent shall have received the following:

3.1.1	Corporate authorities

(i)	original, duly legalized resolutions of the directors of the Obligors (other than Rickmers and provided these are required by the relevant Obligor’s corporate documentation) and the shareholders of the Obligors (other than Rickmers and the Corporate Guarantor and provided these are required by the relevant Obligor’s corporate documentation) approving such of this Supplemental Agreement and the Mortgage Addenda to which they are respectively a party and authorising the execution and delivery thereof and performance of their obligations thereunder, additionally certified by an officer of such Obligor as having been duly passed at a duly convened meeting of its directors and not having been amended, modified or revoked and being in full force and effect;

(ii)	duly legalized originals of any powers of attorney issued by the Obligors (other than Rickmers) pursuant to the resolutions referred to under (i) of Clause 3.1.1 above or resolutions previously provided to the Agent in relation to the Facility Agreement which have not been revoked and remain in full force and effect; and

(iii)	a duly legalized original certificate from a duly authorised officer of each Obligor (other than Rickmers) (a) confirming that none of the constitutional documents and (if applicable) corporate authorities delivered to the Agent pursuant to the terms and conditions of the Facility Agreement have been amended or modified in any way since the date of their delivery to the Agent and that these (as applicable) remain in full force and effect or copies, certified by a duly authorised officer of such relevant company as true, complete, accurate and neither amended nor revoked, of any constitutional documents which have been amended or modified, (b) if applicable, certifying that each document relating to it specified under (i) and (ii) of Clause 3.1.1. above is correct, complete and in full force and (c) setting out the names of the directors, officers and share capital of the relevant company;

3.1.2	Certificate of goodstanding

a certified true copy of an up to date certificate of goodstanding in respect of each Obligor (other than Rickmers);

3.1.3	Supplemental Security Documents

the Supplemental Security Documents together with an acknowledgement thereto (in a letter or otherwise) duly executed, delivered and (as applicable) registered together with all other documents required by any of them;

3.1.4	Mortgage Addenda registration

evidence that each Mortgage Addendum has been duly registered against the relevant Ship which is the subject thereof in accordance with the laws of Marshall Islands, Liberia or Panama (as applicable);

3.1.5	Legal opinion

a favourable legal opinion from lawyers appointed by the Agent on such matters as the Agent may require;

3.1.6	London agent

documentary evidence that the agent for service of process namely HFW Nominees Ltd at present of Friary Court, 65 Crutched Friars, London EC3N 2AE, England has accepted its appointment in respect of this Supplemental Agreement;

3.1.7	Partial loan prepayment under the New Facility Agreement

a prepayment of the Loan and the Collateral Loan (in such proportion as the Agent and the Agent (as defined in the Collateral Facility Agreement) may agree) in the aggregate amount of USD4,000,000; and

3.1.8	Further opinions, etc

any further opinions, consents, agreements and documents in connection with this Supplemental Agreement and the Mortgage Addenda which the Agent (acting on the instructions of the Majority Lenders) may request by notice to the Borrowers.

3.2	If the Agent issues the Effective Date Notice prior to delivery to it of any of the documents and evidence set out in clause 3.1, the Borrowers must deliver all outstanding documents and evidence to or to the order of the Agent no later than the date specified by the Agent, and issue by the Agent of the Effective Date Notice prior to delivery to it of all such documents and evidence shall not be construed as a waiver of the Creditor Parties’ right to receive all the documents and evidence required by clause 3.1.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Facility Agreement representations and warranties. The Borrowers represent and warrant to each Creditor Party that the representations and warranties in Clause 10 of the Facility Agreement, as amended and supplemented by this Supplemental Agreement and updated with appropriate modifications to refer to this Supplemental Agreement, remain true and not misleading if repeated on the date of this Supplemental Agreement with reference to the circumstances now existing.

5	AMENDMENTS TO FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS

5.1	Amendments to Facility Agreement. With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Supplemental Agreement to be, amended as follows:

5.1.1	the definition of “Mortgage Addendum” contained in clause 1.1 of the Facility Agreement shall be construed to include the Mortgage Addenda required to be provided by the relevant Obligors pursuant to this Second Supplemental Agreement;

5.1.2	all references in the Facility Agreement to Ship F, Ship G, Ship J, Ship K, Ship L and Ship N and Guarantor C, Guarantor D, Guarantor E, Guarantor G, Collateral Guarantor A and Collateral Guarantor B shall be deleted and all clauses in the Facility Agreement shall be construed accordingly;

5.1.3	the following definitions shall be added in clause 1.1 of the Facility Agreement:

“”IPO” means an initial public offering in a stock exchange in the United States of America;

5.1.4	the definition of each of “Mortgage” and “New Mortgage” each contained in clause 1.1 of the Facility Agreement shall be construed to mean each Mortgage and New Mortgage respectively, as amended by the relevant Mortgage Addendum;

5.1.5	the Supplemental Security Documents shall be added in the definition of “Finance Documents” contained in clause 1.1 of the Facility Agreement;

5.1.6	the definition of “Margin” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows:

“”Margin” means 4% per annum;”;

5.1.7	by adding for the purposes of clause 15.1 (Minimum required security cover.) a definition of “Relevant Percentage” as follows:

“Relevant Percentage” means, if there has been an IPO on or before 30 September 2018, (B) below, otherwise (A) below:

(A)

(i) 31 December 2018 (inclusive) 130% and

(ii) from 1 January 2019 and ending on the last day of the Security Period 150%.

(B) (all dates inclusive)

(i) until 29 September 2018 130%,

(ii) 30 September 2018 until 31 December 2018, 200%;

(iii) 01 January 2019 until 29 March 2019, 286%;

(iv) 30 March 2019 until 29 June 2019, 333%;

(v) 30 June 2019 until 29 September 2019, 400%; and

(vi) 30 September 2019 until 29 December 2019, 500%;”

5.1.8	clause 8.1 (Repayment of Advances) of the Facility Agreement shall be amended if there is an IPO on or before 30 September 2018, in accordance with (A) otherwise in accordance with (B) below:

(A) by deleting Clause 8.1.1 and replacing it with:

“8.1 Repayment of Loan

8.1.1	the Borrower shall repay the Loan as follows:

(i) an instalment of USD1,600,000,

(ii) a second instalment in an amount, if any, to ensure the aggregate of Loan and the Loan (as defined in the New Facility Agreement) equals Relevant Percentage of the aggregate Valuation Amounts;

(iii) the subsequent four (4) instalments in an amount of USD800,000 and; and

(iv) a balloon instalment (the “ Balloon Instalment”) in an amount of USD20,200,000 together with any other amounts outstanding pursuant the terms of this Agreement together with, in the case of (i) and (iii) an amount to ensure the aggregate of the Loan and the Loan (as defined in the New Facility Agreement) equals the Relevant Percentage of the aggregate Valuation Amounts and any additional required repayment shall be applied in reducing the Balloon Instalment.

The first instalment shall be repaid on 29 September 2018, the second instalment (if any) shall be repaid on 01 January 2019, the third instalment shall be repaid on 29 March 2019 and the following three instalments shall be repaid quarterly thereafter with the final instalment payable on 29 December 2019 together with the said Balloon instalment;”

(B)	8.1.1 by adding at the end of Clause 8.1 the words:

5.1.9	“provided that if the Borrower does not complete an IPO on or before 30 September 2018, it shall pay on 01 October 2018 an additional instalment equal to any unpaid balance in respect of any instalments of any instalment due on or prior to 29 September 2018.”;

5.1.10	by deleting from Clause 15.1 the words “is for the period commencing on (i) the first Drawdown Date to occur until 31 December 2018 (both dates inclusive), below 130 per cent and (ii) 1 January 2019 and ending on the last day of the Security Period, below 150 per cent” and replacing them with the words “is below the Relevant Percentage”; and

5.1.11	by deleting from clause 15.2 the words “1 month” and replacing them with the words “15 days” and by deleting the whole of sub-paragraph 15.2(a).

5.2	Amendments to Finance Documents. With effect on and from the Effective Date each of the Finance Documents other than the Facility Agreement, shall be, and shall be deemed by this Supplemental Agreement to be, amended so that the definition of, and references throughout each of the Finance Documents to, the Facility Agreement shall be construed as if the same referred to the Facility Agreement as amended and supplemented by this Supplemental Agreement.

5.3	Finance Documents to remain in full force and effect.

The Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Finance Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Supplemental Agreement.

6	FURTHER ASSURANCES

6.1	Borrowers’ obligation to execute further documents etc. The Borrowers shall, and shall procure that any other party to any Finance Document shall:

6.1.1	execute and deliver to the Agent (or as it may direct, acting on the instructions of the Majority Lenders) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may (acting on the instructions of the Majority Lenders), in any particular case, specify; and

6.1.2	effect any registration or notarisation, give any notice or take any other step, which the Agent may (acting on the instructions of the Majority Lenders), by notice to the Borrowers or other party, reasonably specify for any of the purposes described in Clause 5 or for any similar or related purpose.

6.2	Purposes of further assurances. Those purposes are:

(a)	validly and effectively to create any Security Interest or right of any kind which the Lenders intended should be created by or pursuant to the Facility Agreement or any other Finance Document, each as amended and supplemented by this Supplemental Agreement; and

(b)	implementing the terms and provisions of this Supplemental Agreement.

6.3	Terms of further assurances. The Agent may specify the terms of any document to be executed by the Borrowers or any other party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Security Trustee reasonably considers appropriate to protect its interests.

6.4	Obligation to comply with notice. The Borrowers shall comply with a notice under Clause 6.1 by the date specified in the notice.

6.5	Additional corporate action. At the same time as any Borrower or any other Security Party or Obligor delivers to the Agent any document executed under Clause 6.1(a), the Borrowers or such other Security Party or Obligor shall also deliver to the Agent a director’s certificate duly signed which shall:

(a)	set out the text of a resolution of the relevant Borrower’s or that other Security Party’s or Obligor’s directors specifically authorising the execution of the document specified by the Agent (acting on the instructions of the Majority Lenders), and

(b)	state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the relevant Borrower’s or that other Security Party’s or Obligor’s articles of association or other constitutional documents.

7	FEES AND EXPENSES

7.1	Expenses. The provisions of Clause 20 (Expenses) of the Facility Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary modifications.

8	NOTICES

8.1	General. The provisions of clause 28 (Notices) of the Facility Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary modifications.

9	SUPPLEMENTAL

9.1	Counterparts. This Supplemental Agreement may be executed in any number of counterparts each of which shall be original but which shall together constitute the same instrument.

9.2	Third party rights. A person who is not a party to this Supplemental Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Supplemental Agreement.

10	LAW AND JURISDICTION

10.1	Governing law. This Supplemental Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Facility Agreement provisions. The provisions of Clause 31 (Law and Jurisdiction) of the Facility Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary modifications.

IN WITNESS whereof the parties to this Supplemental Agreement have caused this Supplemental Agreement to be duly executed on the date first above written.

SIGNED as a deed by FRANCISCO TAZELAAR	)
for and on behalf of	)
OLYMPIA II NAVIGATION LIMITED	)	/s/ Francisco Tazelaar
as Borrower under and pursuant to a power of attorney	)
dated 30 November 2017)

SIGNED as a deed by FRANCISCO TAZELAAR	)
for and on behalf of	)
SUI ANNAVIGATION LIMITED	)	/s/ Francisco Tazelaar
as Borrower under and pursuant to a power of attorney	)
dated 30 November 2017)

SIGNED as a deed by FRANCISCO TAZELAAR	)
for and on behalf of	)
PINGEL NAVIGATION LIMITED	)	/s/ Francisco Tazelaar
as Borrower under and pursuant to a power of attorney	)
dated 30 November 2017)

SIGNED as a deed by FRANCISCO TAZELAAR	)
for and on behalf of	)
EBBA NAVIGATION LIMITED	)	/s/ Francisco Tazelaar
as Borrower under and pursuant to a power of attorney	)
dated 30 November 2017)

SIGNED as a deed by FRANCISCO TAZELAAR	)
for and on behalf of	)
CLAN NAVIGATION LIMITED	)	/s/ Francisco Tazelaar
as Borrower under and pursuant to a power of attorney	)
dated 30 November 2017)

SIGNED as a deed by PINELOPI KARAMADOUKI	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	/s/ Pinelopi Karamadouki
as a Lender under and pursuant to a power of attorney	)
dated 28 June 2018)

SIGNED as a deed by PINELOPI KARAMADOUKI	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	/s/ Pinelopi Karamadouki
as Lead Arranger, Agent and Security Trustee	)
under and pursuant to a power of attorney	)
dated 28 June 2018

Witness to all the above Signatures :		)

Name:	MARIA TRIVELA, Attorney-at-Law	)	/s/ Maria Trivela

Address:	85 Akti Miaouli
Piraeus, Greece

Tel:	+ 30210 45 95 000

Mob:	+ 30697 260 1651

We on this 29th day of June 2018 hereby confirm and acknowledge that we have read and understood the terms and conditions of the above Supplemental Agreement and agree in all respect s to the same and confirm that the Finance Documents to which we are respectively a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Facility Agreement (as amended by the Supplemental Agreement) and shall, without limitation, secure the indebtedness under the Facility Agreement and the Finance Documents.

/s/ Francisco Tazelaar	/s/ Francisco Tazelaar
FRANCISCO TAZELAAR for and on behalf of EVIAN SHIPTRADE LTD. (as New Guarantor A)	FRANCISCO TAZELAAR for and on behalf of ANTHIMAR MARINE INC. (as New Guarantor B)

/s/ Francisco Tazelaar
FRANCISCO TAZELAAR for and on behalf of ENPLO SHIPPING LIMITED (as New Guarantor F)

/s/ Francisco Tazelaar
FRANCISCO TAZELAAR for and on behalf of NAVIOS SHIPMANAGEMENT INC. (as Approved Manager)

/s/ Francisco Tazelaar	/s/ Francisco Tazelaar
FRANCISCO TAZELAAR for and on behalf of NAVIOS MARITIME CONTAINERS INC. (as Corporate Guarantor)	FRANCISCO TAZELAAR for and on behalf of NAVIOS PARTNERS CONTAINERS INC. (as Shareholder)